UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2007

Granite City Food & Brewery Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	000-29643	41-1883639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5402 Parkdale Drive, Suite 101, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-215-0660

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 30, 2007, we publicly announced results of operations for the third quarter of fiscal year 2007. For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) see "Exhibit Index."

Exhibit 99 Press release reporting results of operations for the third quarter of fiscal year 2007, dated October 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

October 30, 2007	By:	Peter P. Hausback

Name: Peter P. Hausback
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press release reporting results of operations for the third quarter of fiscal year 2007, dated October 30, 2007.